UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT
      Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2005

                           SECURITY FEDERAL CORPORATION
              (Exact name of registrant as specified in its charter)

     South Carolina                   0-16120                57-0858504
-----------------------------      -------------        -------------------

 (State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)                File Number)        Identification No.)

1705 Whiskey Road South, Aiken, South Carolina                  29801
------------------------------------------------        -------------------
  (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number (including area code):  (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events
-----------------------

     On September 1, 2005, Security Federal Corporation announced that its Board of Directors had approved the repurchase of up to 5%, or 125,000 shares, of its outstanding common stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)    Exhibits

      99.1  Press Release of Security Federal Corporation dated September 1,
            2005.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      SECURITY FEDERAL CORPORATION




Date: September 2, 2005               By:/s/Roy G. Lindburg
                                         -------------------------------
                                         Roy G. Lindburg
                                         Treasurer and Chief Financial Officer


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                              Exhibit 99.1

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*FOR IMMEDIATE RELEASE*


                          SECURITY FEDERAL CORPORATION
                             TO REPURCHASE STOCK


     Aiken, South Carolina (September 1, 2005) - Security Federal Corporation (OTCBB:SFDL), holding company of Security Federal Bank, announced today that its Board of Directors has authorized the repurchase of up to 5% of its outstanding common shares, or approximately 125,000 shares. The repurchases will commence immediately, subject to market conditions.

     Repurchases generally would be conducted through open market broker transactions, although unsolicited negotiated transactions or other types of repurchases are possible.

     Security Federal Bank has eleven full service branch locations in Aiken, Clearwater, Graniteville, Langley, Lexington, North Augusta, Wagener, and West Columbia. Additional financial services are provided by three of the Bank's wholly owned subsidiaries, Security Federal Insurance, Inc., Security Federal Investments, Inc., and Security Federal Trust, Inc.

     Security Federal Corporation common stock began trading on the Over-The-Counter Bulletin Board on October 9, 2003 under the symbol SFDL.OB. Its market makers include Sterne, Agee, & Leach, Inc, Morgan Keegan, A.G. Edwards and Sons, Inc., Monroe Securities, Inc, and Hill, Thompson, Magid.

     At June 30, 2005, Security Federal Corporation had consolidated total assets of $602.5 million and stockholders' equity of $36.4 million.

For additional information contact Roy Lindburg at (803) 641-3070

     This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by the Corporation's cautionary statements contained in its filings with the Securities and Exchange Commission.


                                 * * * * *

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